Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial instruments and financial risk management
28.	Financial instruments and financial risk management

Fair value and present value measurement of financial instruments is presented through the use of a three-level fair value hierarchy that prioritizes the inputs used in each of the valuation techniques for fair value and present value calculations.

The Group maintains policies and procedures to value instruments using the most relevant data available. The Group recognizes the following financial instruments at fair value:

•	Short-term investments, being the cash investments in variable net asset value funds, measured using Level 1 valuation inputs.
•

Derivative financial instruments, being forward foreign currency and option contracts, measured using  Level 2 valuation inputs and valued using discounted cash flows and suitable option pricing models respectively; and

•	Derivative financial instruments, being the embedded derivatives relating to the February 2020 Notes, April 2020 Notes and November 2020 Notes, measured using Level 2 valuation inputs.

The Group recognizes the following financial liabilities at present value:

•	Put and call option liabilities, associated with the non-controlling interests arising from the transactions with Chalhoub, measured using Level 2 valuation inputs; and
•	Put and call option liability, associated with the strategic arrangement with Alibaba and Richemont, measured using Level 2 valuation inputs.
•	Put and call option liabilities, associated with the non-controlling interests arising from transactions with Alanui and Palm Angels using Level 3 valuation inputs.

The forward foreign currency and option contracts are measured using Level 2 inputs with the key ones being quoted foreign currency exchange rates.

The embedded derivatives relating to the February 2020 Notes, April 2020 Notes and November 2020 Notes are measured using an option pricing model with Level 2 inputs, with the key ones being the Group’s share price at the end of the reporting period, the risk-free rate of treasury bonds with similar terms to maturity and the volatility of the Group’s share price.

The put and call option liability associated with the non-controlling interests arising from the transactions with Chalhoub and the put and call option associated with the strategic arrangement with Alibaba and Richemont are measured using appropriate option valuation models. This is a Level 2 measurement with the key inputs being the Group’s share price at the end of the reporting period, the risk-free rate and credit spread.

The put and call option liability associated with the non-controlling interests arising from the transactions with Alanui and Palm Angels are measured using appropriate option valuations with Level 3 inputs, with the key one being future forecast information.

There have been no significant changes in the measurement and valuation techniques used to value instruments in existence at December 31, 2020, or transfers between levels of the fair value hierarchy used in measuring the fair value of financial instruments, or changes in the classification of financial assets and liabilities. The embedded derivatives relating to the February 2020 Notes and April 2020 Notes recognized during the period ended December 31, 2020 were valued using the Black Scholes option pricing model and the embedded derivative relating to the November 2020 Notes was valued using the Binomial option pricing model. For both of these models, the key inputs are the Group’s closing share price at December 31, 2021, share price volatility and the risk free rate of US treasury bonds of similar terms to maturity.

February 2020 Notes assumptions

	2020	2021
Embedded derivative
Closing share price	$63.81	$33.43
Risk free rate	0.36%	1.12%
Expected volatility	36.93%	38.46%
Remaining life (years)	5.00	4.00

February 2020 Notes – sensitivity analysis

Assumption	Increase/(decrease) in profit or loss	Increase/(decrease) in profit or loss
	2020	2021
Share Price increases by $1	$(20,259)	$(3,931)
Risk free rate increases by 1%	(11,366)	(1,516)
Expected volatility increases by 1%	(633)	(228)

April 2020 Notes assumptions

	2020	2021
Embedded derivative
Closing share price	$63.81	$33.43
Risk free rate	0.65%	1.29%
Expected volatility	37.22%	36.68%
Remaining life (years)	6.33	5.33

April 2020 Notes – sensitivity analysis

Assumption	Increase/(decrease) in profit or loss	Increase/(decrease) in profit or loss
	2020	2021
Share Price increases by $1	$(24,215)	$(25,113)
Risk free rate increases by 1%	(20,233)	(13,104)
Expected volatility increases by 1%	(2,296)	(2,898)

November 2020 Notes assumptions

	2020	2021
Embedded derivative
Closing share price	$63.81	$33.43
Risk free rate	0.92%	1.56%
Expected volatility	36.89%	35.97%
Credit spread (basis points)	344.47	350.00

November 2020 Notes – sensitivity analysis

Assumption	Increase/(decrease) in profit or loss	Increase/(decrease) in profit or loss
	2020	2021
Share Price increases by $1	$(13,673)	$(10,044)
Credit spread increases by 50 basis points	(2,504)	(5,469)
Expected volatility increases by 1%	(5,203)	(2,451)

The Group manages its capital to ensure that entities in the Group will be able to continue as going concerns. At December 31, 2021, the capital structure consisted of equity and debt, and the Group was not subject to any externally imposed capital requirements.

The Group has identified two principal risks, being market risk (foreign exchange) and liquidity risk.

Details of the significant accounting policies and methods adopted (including the criteria for recognition, the basis of measurement and the bases for recognition of income and expenses) for each class of financial asset, financial liability and equity instrument are disclosed in Note 2, Significant accounting policies.

Categories of financial instruments

Financial assets (in thousands)

	Amortized cost	Amortized cost
	2020	2021
Current
Trade receivables	$49,833	$63,046
Other receivables	123,492	179,964
Cash and cash equivalents	1,573,421	1,363,128
Non-current
Other receivables	58,081	31,225
Total	$1,804,827	$1,637,363

	Fair value	Fair value
	2020	2021
Foreign currency derivatives - held at FVTPL	$1,260	$410
Foreign currency derivatives - held as cash flow hedges	28,982	7,600
Derivative financial assets	$30,242	$8,010

	Fair value	Fair value
	2020	2021
Short term investments - held at FVTPL	$-	$99,971
Short term investments	$-	$99,971

Financial liabilities (in thousands)

	Amortized cost	Amortized cost
	2020	2021
Trade payables	$277,827	$342,938
Other payables	16,642	22,208
Total	$294,469	$365,146

	Fair value	Fair value
	2020	2021
Foreign currency derivatives - held at FVTPL	$238	$35
Foreign currency derivatives - held as cash flow hedges	17,189	21,083
Current derivative financial liabilities	$17,427	$21,118

	Fair value	Fair value
	2020	2021
$250.0 million 5% convertible note embedded derivative - held at FVTPL	$1,060,167	$90,682
$400.0 million 3.75% convertible note embedded derivative - held at FVTPL	1,217,491	492,801
$600.0 million 0.00% convertible note embedded derivative - held at FVTPL	718,562	288,945
Non-current derivative financial liabilities	$2,996,220	$872,428

	Present value	Present value
	2020	2021
Put and call option liabilities - non-current	$348,937	$836,609
Put and call option liabilities - current	-	8,321
Total Put and call option liabilities	$348,937	$844,930

	2020 (1)	2020	2021	2021
	Carrying value	Fair value	Carrying value	Fair value
At December 31
Non-current borrowings	$617,789	$1,058,306	$515,804	$859,132

(1) Refer to Note 2, Significant accounting policies, for detail on the revision of prior year comparatives.

With the exception of the Group’s non-current borrowings, the carrying amount of the Group’s financial assets and financial liabilities approximate their fair value.

The notional amounts of the Group’s outstanding foreign currency derivatives at year end are:

	Notional	Notional
	2020	2021
Foreign currency derivatives	$1,120,038	$1,616,383

The average exchange rate for GBP:USD forward exchange contracts is 1.37 (2020: 1.31), for EUR:USD forward exchange contracts is 1.13 (2020: 1.19), for GBP:USD forward currency call option contracts is n/a (2020: 1.35) and for GBP:USD forward currency put option contracts is n/a (2020: 1.28). As at December 31, 2021, these foreign exchange contracts were in a net liability position.

Financial risk management objectives

The Group’s Corporate Treasury function provides services to the business, co-ordinates access to domestic and international financial markets and monitors and manages the financial risks relating to the operations of the

Group through internal risk reports which analyze exposures by degree and magnitude of risks. These risks include market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk.

The Group seeks to minimize the effects of these risks, where appropriate, by using derivative financial instruments to hedge these risk exposures. The use of financial derivatives is governed by the Group’s policies approved by the board of directors, which provide written principles on foreign exchange risk, interest rate risk, credit risk and the use of derivatives. The Group does not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.

Market risk

The Group’s activities expose it primarily to the financial risk of changes in foreign currency exchange rates (see table below, in thousands). The Group enters into derivative financial instruments to manage its exposure to foreign currency risk.

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates.

The Group uses forward currency contracts and foreign exchange option contracts to hedge its foreign currency risks. Where the criteria for hedge accounting are not met, derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value with movements recorded in the Consolidated statement of operations. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative. Where all relevant criteria are met, hedge accounting is applied to minimize earnings volatility.

	Fair value through profit or loss
	Asset		Liability
	2020	2021	2020	2021
Forward foreign exchange contracts	$1,260	$410	$238	$35
Total	$1,260	$410	$238	$35

	Cashflow hedges
	Asset		Liability
	2020	2021	2020	2021
Forward foreign exchange contracts	$28,982	$7,600	$17,189	$21,083
Total	$28,982	$7,600	$17,189	$21,083

Liquidity risk

The Group monitors its liquidity risk to maintain a balance between continuity of funding and flexibility. This helps the Group achieve timely fulfilment of its obligations while sustaining the growth of the business. We have policies in place for managing liquidity risk, which our finance department implements and periodically review.

The table below (in thousands) analyses the Group’s financial liabilities into relevant groupings based on the remaining period from the reporting date to the contractual maturity date. Amounts due within twelve months equal their carrying balances, as the impact of discounting is not significant.

	Less than one year	Less than one year
	2020	2021
Trade and other payables	$294,469	$365,146
Put and call option liabilities	-	8,321
Total current	$294,469	$373,467

	More than one year	More than one year
	2020 (1)	2021
Put and call option liabilities	$348,937	$836,609
Borrowings	617,789	515,804
Total non-current	$966,726	$1,352,413

(1) Refer to Note 2, Significant accounting policies, for detail on the revision of prior year comparatives.

The following table analyses the Group’s non-derivative financial liabilities and gross and net settled derivative financial instruments into relevant maturity groupings, based on the remaining period at the balance sheet to the contractual maturity date. The amounts disclosed in the table are the contracted cash flows and may therefore not reconcile to the amounts disclosed in the Consolidated statement of financial position for borrowings and derivative financial instruments.

	Less than twelve months	Between one and three years	Between three and five years	More than five years
At December 31, 2021
Non derivative financial liabilities
Convertible bonds - $250.0 million	$-	$-	$50,000	$-
Convertible bonds - $400.0 million	-	-	-	400,000
Convertible bonds - $600.0 million	-	-	-	600,000
Put and call option liabilities	8,321	188,261	656,640	-
Contingent consideration	8,822	9,064	-	-
Obligations under leases	54,216	73,685	51,124	90,801
Trade and other payables	434,199	-	-	-
Net settled derivatives
Outflow	1,219	-	-	-
Gross settled derivatives
Inflow	(1,570,026)	-	-	-
Outflow	1,590,865	-	-	-

	Less than twelve months	Between one and three years	Between three and five years	More than five years
At December 31, 2020
Non derivative financial liabilities
Convertible bonds - $250.0 million	$12,500	$25,000	$275,000	$-
Convertible bonds - $400.0 million	15,000	30,000	30,000	422,500
Convertible bonds - $600.0 million	-	-	-	600,000
Put and call option liabilities	-	348,937	-	-
Obligations under leases	33,703	61,296	50,800	61,430
Trade and other payables	371,289	-	-	-
Net settled derivatives
Outflow	1,900	-	-	-
Gross settled derivatives
Inflow	(1,375,542)	-	-	-
Outflow	1,366,819	-	-	-

Comparative amounts for gross settled derivatives inflow and outflows were previously disclosed on a net basis and have been represented on a gross basis. Previously these were disclosed as financial assets of $30.2 million and financial liabilities of $15.5 million.

In the tables above, trade and other payables comprises of trade payables amounting to $342.9 million (2020: $277.8 million), other payables amounting to $22.2 million (2020: $16.6 million) and social security and other taxes of $69.1 million (2020: $76.8 million).

The put and call option liabilities relate to non-controlling interests arising from the transactions with Palm Angels and Chalhoub, as well as the strategic agreement with Alibaba and Richemont. The non-current liabilities are comprised of $150.3 million (2020: $nil) relating to Palm Angels, $188.3 million (2020: $344.4 million) relating to Chalhoub and $498.0 million (2020: $nil) relating to the strategic agreement with Alibaba and Richemont. The liability relating to Chalhoub is expected to mature in 2022 and will be settled in the first quarter of 2023. The latest maturity of the liability relating to Palm Angels is in 2026. The latest maturity of the liability relating to the strategic agreement with Alibaba and Richemont is in 2026. See Note 33, Non-controlling interests for further information relating to the movements in the non-controlling interest.

Credit risk

Credit risk is the risk that financial loss arises from the failure of a consumer to meet its obligations under a contract. Due to the nature of operations the Group does not have significant exposure to credit risk. The trade receivables balance is spread across a large number of different customers. The Group has policies in place to ensure that wholesale sales are made to customers with an appropriate credit history. Sales to retail customers are made in cash or via credit cards. In addition, receivables balances are monitored on an ongoing basis with the result that the Group’s exposure to bad debts is not significant and default rates have been historically low. A customer is deemed to have defaulted when the Group considers that it will not be able to make contractual payments when due.

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. The Group applies a loss allowance to trade and other receivables. As at December 31, 2021 all trade and other receivables were considered current being due within thirty days. The expected loss rate the Group applies for trade and other receivables is 1.0% (2020: 1.0%). The expected loss rates are reviewed annually, or when there is a significant change in external factors potentially impacting credit risk, and are updated where management’s expectations of credit losses change.

The expected loss rates are based on the payment profiles of sales up to a period of thirty-six months before December 31, 2021 or January 1, 2021, respectively, and the corresponding historical credit losses experienced within this period which were not significant. The historical loss rates are adjusted to reflect current and forward looking information on macroeconomic factors affecting the ability of the consumers to settle the receivables. In addition, certain individual customers (where there is objective evidence of credit impairment) have been identified as having a significantly elevated credit risk and have been provided for on a specific basis.

The majority of the Group’s cash and cash equivalents balance is held in money market funds which are regulated by securities and market authorities. These consist of highly rated mutual investment funds which are permitted to diversify portfolio investments through high quality debt securities meeting regulatory mandated requirements. As such, the Group is not exposed to any material credit risk in relation to the cash and cash equivalents balance.

Interest rate risk

The Group is not subject to significant interest rate risk as currently all of its borrowings are subject to a fixed rate of interest (refer to Note 23, Borrowings for further information).

Capital risk management

The Group’s objective when managing capital is to safeguard the Group’s ability to provide returns for members and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The Group manages its capital structure and makes adjustments to it, in light of changes to economic conditions and strategic objectives of the Group. The Group raises finance through the issuance of equity and convertible senior notes to private and public investors.

In line with the Group’s objectives, during the year ended December, 31, 2020, the Group issued the February 2020 Notes, April 2020 Notes and November 2020 Notes for total net proceeds of $1,241.9 million.

At December 31, 2021, the Group holds restricted cash of $2.3 million (2020: $nil million).

The Group is not subject to any externally imposed capital requirements. The capital structure is as follows (in thousands):

	2020 (1)	2021

Total borrowings (1)	$3,805,412	$1,602,741
Less: cash and cash equivalents	(1,573,421)	(1,363,128)
Net debt (1)	2,231,991	239,613
Total (deficit)/equity (1)	(1,658,642)	270,616
Total	$573,349	$510,229

(1) Refer to Note 2, Significant accounting policies, for detail on the revision of prior year comparatives.

The table below reconciles the movements in our financing liabilities during the year:

			Non-cash movements
	As at December 31, 2020 (1)	Cash movement	Early conversion of February 2020 Notes	Foreign exchange movement	Finance costs	Fair value changes & other	As at December 31, 2021
Borrowings - leases	$191,403	$(35,388)	$-	$(8,111)	$9,137	$57,468	$214,509
Non-current borrowings - convertible notes	617,789	(22,949)	(146,673)	-	67,638	-	515,805
Borrowings-related derivative financial instruments	2,996,220	-	(484,956)	1	-	(1,638,837)	872,428
Financing liabilities	$3,805,412	(58,337)	(631,629)	(8,110)	$76,775	(1,581,369)	$1,602,742

			Non-cash movements
	As at December 31, 2019	Cash movement	Bifurcation of embedded derivative	Foreign exchange movement	Finance costs	Fair value changes & other	As at December 31, 2020 (1)
Borrowings - leases	$119,318	$(25,808)	$-	$4,539	$6,757	$86,597	$191,403
Non-current borrowings - convertible notes (1)	-	1,223,042	(641,448)	-	41,851	(5,656)	617,789
Borrowings-related derivative financial instruments	-	-	641,448	-	-	2,354,772	2,996,220
Financing liabilities	$119,318	$1,197,234	$-	$4,539	$48,608	$2,435,713	$3,805,412

(1) Refer to Note 2, Significant accounting policies, for detail on the revision of prior year comparatives.

Mainly as a result of the gains on items held at fair value and remeasurements during the year, the Company’s total equity increased from $(1,658.6) million as at December 31, 2020 (refer to Note 2, Significant accounting policies, for detail on the revision of prior year comparatives) to $270.6 million as at December 31, 2021. The total equity previously disclosed in our Annual Report on Form 20-F for the year ended December 31, 2020, was updated as a result of the revision referred to in Note 2.1, Basis of preparation. The gains on items held at fair value and remeasurements during the year is mainly driven by the year end revaluation of the embedded derivatives relating to the convertible senior notes discussed in Note 23, Borrowings. Unless earlier converted, redeemed or repurchased in accordance with their terms, the notes may be settled, at Farfetch’s election and subject to certain exceptions and conditions, in Class A ordinary shares of Farfetch, cash, or a combination of cash and Class A ordinary shares of Farfetch.

The main purpose of the Group’s financial instruments is to finance the Group’s operations.

The main risks from the Group’s financial instruments are currency risk and liquidity risk. The Board reviews and approves policies, which have remained substantially unchanged for the year under review, for managing these risks.

Hedge accounting classification and impact

The Group designates certain forward foreign exchange contracts and foreign exchange option contracts as cash flow hedges of forecast foreign currency revenue and costs. During the current year, gains of $9.9 million (2020: losses of $16.4 million) were removed from the cash flow hedge reserve. $nil million  (2020: gain of $0.1 million) was taken to revenue, a loss of $1.4 million (2020: gain of $0.8 million) was taken to cost of revenue and a gain of $13.4 million (2020: a loss of $18.5 million) was taken to selling, general and administration expenses. A loss of $2.1 million (2020: a gain of $1.2 million) was added to inventories in the Consolidated statement of financial position.

The Group uses a qualitative method for assessing hedge effectiveness. The hedge is assessed at inception and throughout the life of the hedge. Effectiveness between the hedged item and hedging instrument is tested by comparing the critical terms of both items and concluding that they are offsetting. The key sources of risk that could result ineffectiveness include credit risk, a change in the economic relationship between the hedged item and the hedging instrument, a potential change in timing in relation to the hedged item, the currency basis risk, exchange rate volatility and a substantial reduction in the market liquidity for the hedging instrument.

Under the Group’s hedging policy, the critical terms of the foreign currency derivatives must align with the hedged items. The contracts are denominated in the same currency as the highly probable future sales and purchases, which are expected to occur within a maximum 24-month period, which determines the hedge relationship to be 1:1.

For further information on the Group’s risk management strategy and hedging activities, refer to Item 3D. “Risk Factors”.

Fair value hierarchy

The Group recognizes at fair value the derivative financial instruments, measured using a Level 2 valuation method.

There have been no significant changes in the measurement and valuation techniques, or transfers between levels of the fair value hierarchy used in measuring the fair value of financial instruments, or changes in the classification of financial assets and liabilities.

Put and call option liabilities

There have been no significant changes in the measurement and valuation techniques used to value instruments in existence at December 31, 2020.

The Group records the value of put and call option liabilities at the present value of probability-weighted future cash flows related to certain performance criteria and the fair value of our common stock at each reporting date. Further details of the Group’s put and call option liabilities are detailed below:

Chalhoub

The put and call option relating to Chalhoub is over the 20% shareholding in Farfetch International Limited (“IOM”) that the Company does not already own. The put and call options become exercisable on the earlier of December 31, 2022 and the date the agreement between Chalhoub and the Company is terminated. The options expire on the 10th day after they become exercisable. The exercise of the options can be settled in cash or shares at the election of the Company. The estimated value of the put and call option liability related to Chalhoub is based on the present value of probability-weighted future cash flows related to certain performance criteria and the fair value of our common stock at each reporting date. Changes in the value of the put and call option liability subsequent to the acquisition date, such as changes in the probability assessment and the fair value of our common stock, are recognized in earnings in the period when the change in the estimated present value occurs. During the year ended December 31, 2019, we recognized initially put and call option liabilities of $105.6 million. Subsequently we recognized a decrease in the present value of our put and call option liabilities of $43.2 million, in gains on items held at fair value and remeasurements in our consolidated statement of operations, primarily due to a decrease in the fair value of our common stock. During the year ended December 31, 2020, we recognized an increase in the present value of our put and call option liabilities of $288.9 million, primarily due to an increase in the fair value of our common stock. During the year ended December 31, 2021, we recognized a decrease in the present value of our put and call option liabilities of $156.1 million, primarily due to a decrease in the fair value of our common stock.

Assumption	Increase/(decrease) in profit or loss	Increase/(decrease) in profit or loss
	2020	2021
Share Price increases by $1	$(11,196)	$(6,521)
Expected volatility increases by 1%	(1,776)	(826)
Credit spread increases by 50 basis points	3,413	939

Palm Angels

The put and call option relating to Palm Angels is over the 40% shareholding in Palm Angels that the Company does not already own. The options are exercisable on the fifth anniversary of the acquisition date or in the event of a certain bad leaver event. The exercise of the option can be settled in cash or shares at the Company’s election. The estimated value of the put and call option liability related to Palm Angels is based on the present value of expected revenue for Palm Angels in financial year 2025 and probability-weighted future revenue growth for Palm Angels between financial year 2021 and 2025. Changes in the value of the put and call option liability subsequent to the acquisition date, such as changes in the probability assessment and the expected future revenue growth, are recognized in earnings in the period when the change in the estimated present value occurs. During the year ended December 31, 2021, we recognized initially put and call option liabilities of $144.6 million. Subsequently we recognized an increase in the present value of our put and call option liabilities of $11.4 million, in losses on items held at fair value and remeasurements in our consolidated statement of operations, primarily due to an improvement in expected performance against the performance criteria.

Palm Angels – Sensitivity analysis

If expected revenue in financial year 2025 increased by 10%, the value of the put and call option would increase and the related present value remeasurement loss in the consolidated statement of operations would increase by $15.1 million.

Strategic arrangement with Alibaba and Richemont

The put-call option related to the strategic arrangement with Alibaba and Richemont allows the holder to either purchase a further 12.5% of Farfetch China after the third year of operations, and an additional option to potentially convert or require the conversion of the investment in Farfetch China to shares in Farfetch Limited, under specific conditions. Management have concluded that the fair value of the option to purchase a further 12.5% of Farfetch China is $nil as the exercise price is at fair market value as at the date of exercise.

The estimated value of the put and call option liability related to the strategic agreement with Alibaba and Richemont is based on the present value of future cash flows related to the fair value of our common stock at each reporting date. Changes in the value of the put and call option liability subsequent to the acquisition date, such as changes in the fair value of our common stock, are recognized in earnings in the period when the change in the estimated present value occurs. During the year ended December 31, 2021, we recognized initially put and call option liabilities of $744.2 million. Subsequently we recognized a decrease in the present value of our put and call option liabilities of $246.1 million, in gains on items held at fair value and remeasurements in our consolidated statement of operations, primarily due to a decrease in the fair value of our common stock.

Strategic arrangement with Alibaba and Richemont – Sensitivity analysis

Assumption	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2020	2021
Share Price increases by $1	$-	$(14,899)
Risk free rate increases by 1%	-	(468)
Credit spread increases by 50 basis points	-	6,075

Financial instruments sensitivity analysis

In managing currency risk the Group aims to reduce the impact of short term fluctuations on its earnings. At the end of each reporting year, the effects of hypothetical changes in currency are as follows.

Foreign exchange rate sensitivity analysis

The table below (in thousands) shows the Group’s sensitivity to U.S. dollars strengthening/weakening by 10%:

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2020	2021
10% appreciation of U.S. dollars	$24,118	$(7,684)
10% depreciation of U.S. dollars	(29,478)	9,392

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2020	2021
10% appreciation of U.S. dollars	$(133)	$(55,374)
10% depreciation of U.S. dollars	4,920	67,679

This analysis reflects the impact on the Consolidated statement of operations due to financial assets and liabilities held at the balance sheet date and is based on foreign currency exchange rate variances that the Group considers to be reasonably possible at the end of the reporting year. The analysis assumes that all other variables, in particular interest rates, remain constant.

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2020	2021
10% appreciation of GBP	$(21,372)	$2,906
10% depreciation of GBP	17,486	(3,552)

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2020	2021
10% appreciation of GBP	$38,430	$80,726
10% depreciation of GBP	(27,550)	(67,223)

This analysis reflects the impact on the Consolidated statement of operations due to financial assets and liabilities held at the balance sheet date and is based on foreign currency exchange rate variances that the Group considers to be reasonably possible at the end of the reporting year. The analysis assumes that all other variables, in particular interest rates, remain constant.

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2020	2021
10% appreciation of EUR	$(17,234)	$2,987
10% depreciation of EUR	14,101	(1,858)

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2020	2021
10% appreciation of EUR	$(3,570)	$31,134
10% depreciation of EUR	2,921	(24,887)

This analysis reflects the impact on the Consolidated statement of operations due to financial assets and liabilities held at the balance sheet date and is based on foreign currency exchange rate variances that the Group considers to be reasonably possible at the end of the reporting year. The analysis assumes that all other variables, in particular interest rates, remain constant.